SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2006

Covad Communications Group, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32588	77-0461529

(Commission File Number)	(IRS Employer Identification No.)

110 Rio Robles San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)
(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 1.01: Entry into a Material Definitive Agreement
ITEM 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01: Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

ITEM 1.01: Entry into a Material Definitive Agreement
     In connection with the appointment of Robert Neumeister as a member of the Board of Directors of Covad Communications Group, Inc. (the “Company”), Mr. Neumeister received an initial stock option grant for 70,000 shares of the Company’s common stock, with an exercise price of $2.41 per share. This initial stock option grant vests monthly on a pro rata basis over a four year period. Mr. Neumeister is also entitled to receive compensation for his service as a director in accordance with the Company’s customary director compensation policies, which is currently set at a $25,000 annual retainer fee, $1,000 for each board meeting attended, $1,000 for each committee meeting held on a different day from a board meeting, and $500 for each committee meeting held on the same day as a board meeting.
     The Company and Mr. Neumeister also entered into the Company’s standard director and officer indemnification agreement (the “Indemnification Agreement”), effective as of April 20, 2006. The Indemnification Agreement provides for indemnification of Mr. Neumeister for expenses, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as a director or at the Company’s request. A copy of the Indemnification Agreement is attached as Exhibit 10.1.
ITEM 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On April 20, 2006, the Company’s Board of Directors appointed Mr. Neumeister as a member of the Company’s Board of Directors and as a member of the Audit Committee. Mr. Neumeister will serve as a Class II director – a director whose term lasts until the 2007 annual meeting of stockholders or until his earlier resignation or removal. A copy of the related press release announcing the appointment of Mr. Neumeister is attached to this Current Report on Form 8-K as Exhibit 99.1.
ITEM 9.01: Financial Statements and Exhibits.
(c) Exhibits
10.1	Indemnification Agreement between Covad Communications Group, Inc. and Robert Neumeister

99.1	Press release issued by Covad Communications Group, Inc., dated April 21, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 26, 2006

By:	/s/ James A. Kirkland
James A. Kirkland
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Indemnification Agreement between Covad Communications Group, Inc. and Robert Neumeister
99.1	Press Release issued by Covad Communications Group, Inc., dated April 21, 2006.